Exhibit 10.18

Mortgage & Guarantee & Borrowing Contract

(2007)No.011

Lender: Rural Cooperative Bank of Xixiang, Shaanxi
Borrower: Xi’an Qinba Pharmaceutical Co.,Ltd
Mortgagor: Xi’an Qinba Pharmaceutical Co.,Ltd

This contract is entered by and between the three parties above via negotiation pursuant to relevant laws and regulations.

Article 1 The Lender agreed to lend the following loan to the borrower.
1.   Type of loan: Mid-term loan
2.   Purpose of loan: Floating capital
3.   Currency and sum of loan: RMB THREE MILLION YUAN
4.   Loan period: April 28th 2007 to April 27th 2009

Specific fund and repayment plan as following:

Periodic fund plan		Periodic repayment plan
Date	Amount (Yuan)	Date	Amount (Yuan)
April 28th 2007	3000000.00	Apirl 27th 2009	3000000.00

5.   Interest rate of loan: (1) Interest rate of short term loan  ∕  ; (2) Interest rate of long and medium term loan is fixed annually. The rate of the first year is 8.55‰ ; The rate of the second year is executived according to the provisions of RMB interest rate.
6.   Repayment method: pay when expiring.    Interest settlement method: pay by the quarter.

Article 2 Mortgagor agrees to offer properties valued 4,802,000 Yuan (see mortgage list) after evaluation as collaterals to guarantee for the borrower.

1.
If any of the debt fulfillment periods under the main contract expires but the mortgagee is not paid off, the mortgagee has the legal right to convert the collateral into money or auction or sell off the collateral for liquidation in priority.

2.
Range of mortgage guarantees includes debt principal, interest and all expenses for creditors to realize creditor’s rights, as legal cost, retaining fee, working hours lost, travelling expense and executive fee.

3.	Effect of mortgage right involves auxiliary object, secondary right, right of subrogation, processed object and yield, etc.
4.	The period of mortage guarantees is from the date mortage is created to the pay off of all the debt in the range of guarantees.
5.	The listed assets in collateral list during the mortgage term should be preserved, use, maintained, secured by mortgagor. Certificate of property rights be preserved by mortgagor as well.
6.
Collaterals under this contract should not be included within the range of bankruptcy properties, the exceeded portion of collaterals after paid off all debts, interests and relative expenses could be included into range of bankruptcy.

Article 3. Borrower’s commitment

1.	Repay loan and interests by term;
2.	Use the loan by engaged purpose under this contract, do not change purpose without permission;
3.	Provide the Lender with real balance sheet, income statement, opening account bank and accounts monthly;
4.	Accept the inspection and supervision of financial credit status, operation, and financial activities by Party B;
5.	May the scope of business, premises or registration funds of legal representatives, legal person changed, Party A should inform Party B immediately;
6.
In event of contract lease, shareholding reform, joint operation, merger, acquisition, shareholding reform, joint venture, and other behaviors that could influence the realization of rights and benefits of Party B, Party A should inform Party B and make sure repay loan on time.

Article 4. Mortgagor’s commitment

1.	The mortgagor reserves sufficient and undisputable right of ownership and disposition of the collateral.
2.	The collateral can be circulated or transferred according to law.
3.	The collateral is not sealed up, detained or re-mortgaged.
4.
Insure the collaterals. During the mortgage term, Party B will be the first beneficial person of collaterals, the insurance sheet shall be preserved by Party B, Party A should keep insure the collaterals when expiry date pass; if collaterals damaged within the period of insurance, Party A should repay the loan and interests ahead of time in use of settlements of claim, when the settlements of claim is not sufficient to compensate the loan and interests, Party A should response for compensation and provide other insurance;

5.	Accept inspection and supervision of collaterals by Party B;

Article 5. Lender’s commitment

1.	Provide borrower with loan by term and engaged amount;
2.	preserve the certificate of property rights, return after paid off of all loan
3.	Do not charge other fees from Party A excluded from this contract;
4.	Maintain secrecy of materials provided by Party A.

Article 6. In case of Party A could not repay the loan on time due to special reason, Party A could apply for repayment delay no late than 30 days prior to the expiry date. Party A could then delay the repayment with permission of Party B, but the corresponding interests shall be calculated based on the corresponding interest rate level, Party A shall continuously mortgage the collaterals till the end of payment of loan.

Article 7. Responsibilities of Breach of Contract

1.	Breach of Contract by Party A:
	1.1	If not paid on time nor applied for delay, will be charged for 30% in addition to the basic interest rate;
	1.2	If not pay interests on time, will be charge for additional interests.
	1.3	If not use loan on purpose by this contract, will be treated as embezzled, the embezzled part will be charged for 50% in addition to the basic interest rate during this period;

	1.4	The Lender shall have the authority to suspend the loan under leasing and charge for repayment ahead of due time if Borrower breached the 2nd and 6th of Article 3.
	1.5	In case of Borrower breached the 1, 2, 3, 4 of this Article, that caused lawsuit, will be charged for additional legal cost, execute cost, attorney fee, travel expenses and compensation.
2.	Breach of Contract by Party B:
	2.1	If Party A could not lease on time or due amount to Party B, Party B shall pay penalties according to days and amount by rate of ______ten thousand percent per day.
	2.2	Lost of certificate of property rights, shall response for registration and post register and relative expenses.
	2.3	In event of breach of 3rd of Article 5, Borrower could refuse, could lodge complaint to People’s Bank of China;
3.	Breach of Contract by Mortgagors: In case of breach of Article 4 under this contract, that made Lender suffer losts due to failure in realization of its rights, shall make indemnification.

Article 8. Lender shall deduct from the account of Borrower directly when Lender charge for repayment or charge for repayment ahead of time according to Article 7.  Borrower could not afford to payoff the debt in time before expiry date, Lender could dispose the collaterals, benefit with prior payment, if can not payoff, Lender could keep recourse.

Article 9. Lender shall responsible for mortgage registration, Borrower shall responsible for expenses cost of appraisal, evaluation, registration and warrants.

Article 10. In event of dispute happens, the court under jurisdiction shall responsible for it.

Article 11. Other Issues:

1.	During the effective period of mortgage, if the collateral is destroyed, lost or expropriated, the mortgagor shall restore the collateral’s value or provide a recognized guarantee within 30 days.
2.
This contract has been entitled the enforcement by the notary office, permitted by both borrower and mortgagor. If there is no extension contract after the expiry of the borrowing, lender has the right to require the court to enforce the property of both borrower and mortgagor about the loan principal (including interest and compound interest).

3.	During the implementation of this contract, if the state interest rate is adjusted, the interest rate will be carried out as the adjusted rate.

Article 12 Deal with matters not mentioned in this contract in accordance with the relevant laws, regulations and provisions.

Article 13 The contract is made out in triplicate. Lender, borrower and mortgagor holds one original respectively.

Article 14 This contract becomes valid and effective from the date that parties sign and chop.

Lender

Lender: Xi’an Qinba Pharmaceuticals Co.,Ltd (seal)
ID No.:
Education level: university
Sex: male     Age: 41
Address: No.48 of Ke Ji Road, Hi-Tech Development Zone, Xi’an City
Legal representative: Guiping Zhang (seal)
(Entrusted agent):                 (seal)
Trustee: Jiang Yang                (seal)
Account bank and No.
Borrower Borrower: Rural Cooperative Bank of Xixiang, Shaanxi (seal) Legal representative: (seal) (Entrusted agent): Wang Yuanbin (seal) Trustee: Yuanbin Wang (seal)
Mortgagor

Mortgagor: Xi’an Qinba Pharmaceuticals Co.,Ltd (seal)
ID No.:
Education level:
Sex:              Age:
Address: No.48 of Ke Ji Road, Hi-Tech Development Zone, Xi’an City
Legal representative: Guiping Zhang (seal)
(Entrusted agent):                (seal)
Trustee: Jiang Yang              (seal)
Account bank and No.
Mortgagor Mortgagor: (seal) ID No.: Education level: Sex: Age: Address: Legal representative: (seal) (Entrusted agent): (seal) Trustee: (seal) Account bank and No.

The attachment of this contract:   1. List of mortgage
2. Mortgage license of land tenure and other rights licenses
3.

Signing date: Apirl 28th , 2007

Signed at: Rural Cooperative Bank of Xixiang, Shaanxi

Loan Extension Agreement

No.:
Borrowing unit:	Xi’an Qinba Pharmaceuticals, Co.,Ltd.	Original loan use	Working capital	Original loan interest rate(monthly)	10.2‰
Original loan category	Mid-term loan	Original contract No.		Original borrowing date	April 28, 2007
Original loan amount	RMB 3,000,000			Original repayment date	April 28, 2009
Applied Extension amount	RMB 3,000,000			Interest rate after extension(monthly)	9‰
Application date& Repayment plan	date	April 27, 2009	date
	amount	RMB 3,000,000	amount
Applying reason
Due to shortage of working capital, company couldn’t afford repayment; hereby apply for one-year extension repayment of RMB 3,000,000.
Legal Representative: Guozhu Wang
Xi’an Qinba Pharmaceuticals, Co.,Ltd.
(seal & signature)
Date: March 25,2009

Guarantor’s opinion
Agree to one year extension, and continue to use real estate (appraisal value: RMB 4,800,000 as mortgage guarantee.
Legal Representative: Guozhu Wang
Xi’an Qinba Pharmaceuticals, Co.,Ltd.
(seal & signature)
Date: March 25,2009

Lender’s opinion
In accordance with 2009 06 comment letter, agree to one-year extension; continue to use original collateral as mortgage guarantee.
Guangzhu Fu
Legal Representative: Yuanbin Wang
Rural Cooperative Bank of Xixiang,
(seal & signature)
Date: April 6,2009

Notes:
1.	Loan Extension Agreement shall be applied in written form on the basis of lender’s agreement, and then Loan Extension Agreement may be filled in;
2.	Loan Extension Agreement constitutes the supplementary document of the main contract;
3.	This agreement is executed in triplicate, borrower, guarantor, bank/loan managing person shall retain their respective agreement.